EXHIBIT 32.2

Section 1350 Certification of the Chief Financial Officer

In connection with Amendment No. 1 to Annual Report of Rofin-Sinar Technologies Inc. (the “Company”) on Form 10-K for the year ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ingrid Mittelstaedt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 23, 2010	/s/	Ingrid Mittelstaedt
Ingrid Mittelstaedt
Chief Financial Officer